Net Finance Costs - Summary of Financial Result (Detail) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
FINANCIAL INCOME
Other interest income from loans and receivables	€ 0	€ 0	€ 18
Total	0	0	18
FINANCIAL EXPENSES
Interest and similar expenses on loans	(2,403)	(2,196)	(918)
Interest on lease obligations	(229)	(185)	(137)
Borrowing costs capitalized in accordance with IAS 23	87	233	1,055
Total	(2,545)	(2,148)	0
Net foreign exchange gain (loss)	2,574	826	(531)
Net finance income/(costs)	€ 29	€ (1,322)	€ (513)